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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           Date of Report                                December 15, 2004



                             ORION HEALTHCORP, INC.
                           (Formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                001-16587                  58-1597246
 (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)          File Number)            Identification No.)



                         10700 Richmond Ave., Suite 300
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                 SurgiCare, Inc.
          (Former name or former address, if changed since last report)


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ITEM 8.01. Other Events.

On December 15, 2004, Orion HealthCorp, Inc. issued a press release announcing a name change from "SurgiCare, Inc.", enhanced terms for its equity financing, the completion of three acquisitions and a new credit facility.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Orion HealthCorp, Inc.


Date: December 15, 2004                By: /s/ Keith LeBlanc
                                           -------------------------------------
                                           Keith LeBlanc
                                           President





                                  EXHIBIT INDEX


         Exhibit No.                     Description
         -----------                     -----------

            99.1               Press Release dated December 15, 2004.